Unit-Based Compensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-Based Compensation
Unit-Based Compensation
Long-Term Incentive Plan
On August 21, 2012, Hi-Crush GP LLC adopted the Hi-Crush Partners LP Long Term Incentive Plan (the “Plan”) for employees, consultants and directors of Hi-Crush GP LLC and those of its affiliates, including our sponsor, who perform services for the Partnership. The Plan consists of restricted units, unit options, phantom units, unit payments, unit appreciation rights, other equity-based awards, distribution equivalent rights and performance awards. The Plan limits the number of common units that may be issued pursuant to awards under the Plan to 1,364,035 units. On January 9, 2017, the first amendment and restatement of the Plan was approved at a special meeting of our common unitholders and the number of common units that may be issued pursuant to awards under the Plan increased by an additional 2,700,000 common units. After giving effect to the first amendment and restatement of the Plan, to the extent that an award is forfeited, cancelled, exercised, settled in cash, or otherwise terminates or expires without the actual delivery of common units pursuant to such awards, the common units subject to the award will again be available for new awards granted under the Plan; provided, however, that any common units withheld to cover a tax withholding obligation will not again be available for new awards under the Plan. The Plan is administered by Hi-Crush GP LLC’s Board of Directors or a committee thereof.
The cost of services received in exchange for an award of equity instruments is measured based on the grant-date fair value of the award and that cost is generally recognized over the vesting period of the award.
Performance Phantom Units - Equity Settled
The Partnership has awarded Performance Phantom Units ("PPUs") pursuant to the Plan to certain employees. The number of PPUs that will vest will range from 0% to 200% of the number of initially granted PPUs and is dependent on the Partnership's total unitholder return over a three-year performance period compared to the total unitholder return of a designated peer group. Each PPU represents the right to receive, upon vesting, one common unit representing limited partner interests in the Partnership. The PPUs are also entitled to forfeitable distribution equivalent rights ("DERs"), which accumulate during the performance period and are paid in cash on the date of settlement. The fair value of each PPU is estimated using a fair value approach and is amortized into compensation expense, reduced for an estimate of expected forfeitures, over the period of service corresponding with the vesting period. Expected volatility is based on the historical market performance of our peer group. The following table presents information relative to our PPUs.

	Units	Grant Date Weighted-Average Fair Value per Unit
Outstanding at December 31, 2015	136,570	$46.85
Granted	112,345	$15.94
Forfeited	(47,394)	$49.34
Outstanding at December 31, 2016	201,521	$29.03

As of December 31, 2016, total compensation expense not yet recognized related to unvested PPUs was $2,263, with a weighted average remaining service period of 1.4 years. The weighted average grant date fair value per unit for PPUs granted during December 31, 2016, 2015 and 2014 was $15.94, $37.52 and $65.57, respectively.
Time-Based Phantom Units - Equity Settled
The Partnership has awarded Time-Based Phantom Units ("TPUs") pursuant to the Plan to certain employees which automatically vest if the employee remains employed at the end of the vesting period. Each TPU represents the right to receive, upon vesting, one common unit representing limited partner interests in the Partnership. The TPUs are also entitled to forfeitable DERs, which accumulate during the vesting period and are paid in cash on the date of settlement. The fair value of each TPU is calculated based on the grant-date unit price and is amortized into compensation expense, reduced for an estimate of expected forfeitures, over the period of service corresponding with the vesting period. The following table presents information relative to our TPUs.

	Units	Grant Date Weighted-Average Fair Value per Unit
Outstanding at December 31, 2015	55,320	$37.63
Vested	(1,605)	$38.80
Granted	325,470	$12.96
Forfeited	(925)	$38.48
Outstanding at December 31, 2016	378,260	$16.40
As of December 31, 2016, total compensation expense not yet recognized related to unvested TPUs was $4,224, with a weighted average remaining service period of 2.3 years. The weighted average grant date fair value per unit for TPUs granted during December 31, 2016, 2015 and 2014 was $12.96, $34.09 and $47.33, respectively. The total fair value of units vested during December 31, 2016 and 2015 was $62 and $42, respectively.
Board and Other Unit Grants
The Partnership issued 103,377, 6,344 and 5,532 common units to certain of its directors during the years ended December 31, 2016, 2015 and 2014, respectively. During the year ended December 31, 2014, the Partnership issued 7,022 common units to certain employees which vest approximately over a two-year period. In January 2017, the Partnership issued 29,148 common units to certain of its directors.
Unit Purchase Program
During 2015, the Partnership commenced a unit purchase program ("UPP") offered under the Plan. The UPP provides participating employees and members of our board of directors the opportunity to purchase common units representing limited partner interests of the Partnership at a discount. Non-director employees contribute through payroll deductions not to exceed 35% of the employees eligible compensation during the applicable offering period. Directors contribute through cash contributions not to exceed $150 in aggregate. If the closing price of the Partnership's common units on February 28, 2017 (the "Purchase Date Price") is greater than or equal to 90% of the closing market price of our common units on a participant's applicable election date (the "Election Price"), then the participant will receive a number of common units equal to the amount of accumulated payroll deductions or cash contributions, as applicable, (the “Contribution”) divided by the Election Price, capped at 20,000 common units. If the Purchase Date Price is less than the Election Price, then the participant’s Contribution will be returned to the participant.
On the date of election, the Partnership calculates the fair value of the discount, which is recognized as unit compensation expense on a straight-line basis during the period from election date through the date of purchase.  As of December 31, 2016, total accumulated contributions of $514 from directors under the UPP is maintained within the accrued and other current liabilities line on our Consolidated Balance Sheet. The Contribution period for the UPP ended on February 10, 2017, and as such based on all participants' elected percentage of compensation or aggregate dollar contribution, as applicable, the participants will have the right to purchase an aggregate of up to 300,090 common units on February 28, 2017.
Compensation Expense
The following table presents total unit-based compensation expense:

	Year ended December 31,
	2016	2015	2014
Performance Phantom Units	$634	$1,973	$954
Time-Based Phantom Units	1,359	724	155
Director and other unit grants	474	273	361
Unit Purchase Program	153	13	—
Total compensation expense	$2,620	$2,983	$1,470